Victory Portfolios

Victory INCORE Fund for Income

(Member Class)

Supplement dated May 8, 2023,

to the Summary Prospectus dated November 1, 2022 ("Prospectus")

1.Effective September 1, 2023 (the "Effective Date"), the Victory INCORE Fund for Income (the "Fund") will change its name and become known as the Victory Fund for Income. All references to the Fund throughout the Prospectus will then be referred to as the Victory Fund for Income.

2.There will be no change to the investment personnel; and on the Effective Date, the Fund will continue to be led by Heidi Adelman, Chief Investment Officer, with Harriet R. Uhlir as a portfolio manager, who will become members of the Victory Income Investors investment franchise. Therefore, the following will replace the Investment Adviser subsection under the section titled "Management of the Fund" found on page 6 of the Prospectus:

Investment Adviser

Victory Capital Management Inc. (the "Adviser") serves as the Fund's investment adviser. The portfolio managers jointly and primarily responsible for day-to-day management of the Fund are members of the Adviser's Victory Income Investors investment franchise.

If you wish to obtain more information, please call the Victory Funds at 800-539-3863.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.